American Fidelity Assurance Company and American Fidelity Separate Account C (File no. 811-21313) hereby incorporate by reference the annual reports for the underlying funds named below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act").

Filer/Entity:	American Funds Insurance Series® Fund/Portfolio Name: International Fund
File #:	811-03857
CIK #:	0000729528
Accession #:	0000051931-15-000762
Date of Filing:	08/31/15

Filer/Entity:	BlackRock Variable Series Funds, Inc.
Fund/Portfolio Name: Basic Value V.I. Fund
Fund/Portfolio Name: Value Opportunities V.I. Fund
File #:	811-03290
CIK #:	0000355916
Accession #:	0001193125-15-301529
Date of Filing:	08/25/15

Filer/Entity:	The Dreyfus Socially Responsible Growth Fund, Inc.
File #:	811-07044
CIK #	0000890064
Accession #:	0000890064-15-000018
Date of Filing:	08/12/15

Filer/Entity:	Dreyfus Stock Index Fund, Inc.
File #:	811-05719
CIK #	0000846800
Accession #:	0000846800-15-000011
Date of Filing:	08/13/15

Filer/Entity:	Vanguard® Variable Insurance Fund
Fund/Portfolio Name: Balanced Portfolio
Fund/Portfolio Name: Capital Growth Portfolio
Fund/Portfolio Name: Mid-Cap Index Portfolio
Fund/Portfolio Name: Total Bond Market Index Portfolio
Fund/Portfolio Name: Total Stock Market Index Portfolio
File #:	811-05962
CIK #:	0000857490
Accession #:	0000932471-15-007147
Date of Filing:	08/28/15

These annual reports are for the period ended June 30, 2015 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to David M. Robinson at (405) 523-5869.